UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2015

CARDINAL ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53923	26-0703223
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

6037 Frantz Rd., Suite 103 Dublin, OH	43017
(Address of principal executive offices)	(Zip Code)

(614) 459-4959

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 25, 2015, Cardinal Energy Group, Inc. (the “Company”) issued a press release announcing that the Company has been awarded a partial default judgment in a lawsuit filed by the Company against HLA Interests, LLC, Phillip Allen, SEDCO Operating, LLC, ERCO Holdings, Ltd., Caleb David Elks, and Michael Cies dba Terlingua Oil Associates. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Cardinal Energy Group, Inc. dated November 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL ENERGY GROUP, INC.

Date: November 25, 2015	By:	/s/ Timothy W. Crawford
Timothy W. Crawford, Chief Executive Officer